

REGENCY
ENERGY PARTNERS

Wells Fargo 2009 Pipeline and MLP Symposium

December 8, 2009



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those contained in this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering and processing, marketing and transportation of natural gas and natural gas liquids, and in the natural gas contract compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public, free of charge, at www.sec.gov.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Regency Profile

Regency Business Overview

- Midstream energy partnership engaged in gathering and processing, contract compression and transportation of natural gas and natural gas liquids (NGLs)
- Operations divided into three primary segments:
  - Gathering and Processing
  - Contract Compression
  - Transportation
- Significant market presence in major natural gas supply areas in the Southwest region of the United States, including the Haynesville, Fayetteville and Eagle Ford Shales

Sponsorship

- GE Energy Financial Services owns 93% of the economic interest in Regency's General Partner and approximately 27% of Regency's Limited Partner common units

Key Statistics[1]	
Total Assets	$2.5 billion
Enterprise Value[2,3]	$2.8 billion
Total Units Outstanding[2]	91.6 million
Current Yield[3]	9.2%
Current Quarterly Distribution	$0.445
2009 Adjusted EBITDA Guidance[5]	$200 - $214 million

Operating Statistics[1]	
Miles of Gathering Pipeline	5,950
Transportation Pipeline[4]	320
Revenue Generating Horsepower	743,289
Number of Active Plants	9

1 Values as of September 30, 2009 unless otherwise noted
2 Based on balance sheet data as of September 30, 2009, pro-forma for December equity offering of 10,500,000 common units.
3 Based on December 2, 2009 closing unit price
4 Via Haynesville Joint Venture in which Regency has a 43% partnership
5 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV close). Post closing assumes 38% EBITDA contribution through August 31, 2009 and 43% for September 1, 2009 through remainder of year

Midstream Overview

REGENCY ENERGY PARTNERS

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	43,519
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[3] (HP)	48,628
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	623
Compression[3] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	



CO
KS
OK
AR
TX
LA
Contract Compression Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/ Processing Facility

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	20,009
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Gathering	
Plants[4]	4
Gathering System Length (Miles)	680
Compression[3] (HP)	40,624
Plant Capacity (MMcf/d) / (GPM)	525 / 60
Transportation (via Joint Venture)	
Length (miles)	320
NGL Line (miles)	40
Compression[3] (HP)	30,355
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation	

[1] All information as of September 30, 2009; Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant which is included on map
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

Contract Compression Overview

Core compression operations in Texas, Louisiana and Arkansas

HP by Region[1,2]

State	Total HP	# of Units
Southwest (TX)	181,178	240
Southeast (LA & TX)	117,769	143
Northwest (TX)	144,493	208
Northeast (Ark & LA)	212,785	185
Central (LA & TX)	87,064	113
Total	**743,289**	**889**

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0 - 499	66,135	9%	368
500 - 999	76,184	10%	123
1,000 and over	600,970	81%	398
Total	**743,289**	**100%**	**889**



Southwest Region (Areas 1-3, 5 and 7)
Southeast Region (Areas 8, 9 and 14)
Northwest Region (Areas 4, 11 and 15)
Northeast Region (Areas 13 and 17-20)
Central Region (Areas 6 and 12)

Future Growth Drivers

- Superior run-time performance creates opportunity to increase market share
- Strong customer relationships with approximately 48% of active HP generated from customer relationships that pre-date 2004[3]
- Continued focus on Fayetteville and Haynesville Shales for future growth opportunities; currently exploring growth opportunities in Marcellus Shale

[1] Excludes HP owned by Regency that is serviced by our Contract Compression Segment
[2] Horsepower as of 9/30/09
[3] Based on 9/30/09 horsepower

Strategy

REGENCY ENERGY PARTNERS

Regency's long-term goal is to achieve an investment grade rating

Obtain Scale in Business Segments	• Capitalize on strategic position and growth: • Location • Product range across all sectors • Reliability • Responsiveness
Balance Our Business Profile	• Continue to increase fee-based margin in gathering and processing and transportation businesses • Maintain comprehensive hedging program to limit exposure to commodity price fluctuations
Enhance Our Financial Strength	• Reduce reliance on bank capital • Focus on building unitholder equity/partners capital • Extend term of existing indebtedness • Opportunistically access capital markets to further strengthen financial position or to finance attractive growth projects
Results Oriented Management Philosophy	• Maintain disciplined approach to asset rationalization • Continue to invest in strongest performing projects • Opportunistically invest in underperforming assets to improve them • Divest underperforming assets

OBTAIN SCALE: Future Growth - Shale Plays

REGENCY ENERGY PARTNERS

Key Shale Plays

Region	Description	Regency's Focus
Haynesville Shale	▶ Average IP rates for the fourth quarter have averaged 14.6 MMcfe/d, up 17% from the 12.5 MMcfe/d average for the third quarter[1] ▶ As of November 13, 2009, there were 143 horizontal working rigs in East Texas and North Louisiana[1]	▶ **Gathering and Transportation** – Base project: 1.1 Bcf of capacity – Red River Lateral: 0.1 Bcf of capacity – Logansport Expansion Phase I: ~450 - 485 MMcf/d of gathering capacity and 300 MMcf/d of new delivery interconnect capacity – Logansport Expansion Phase II: ~15 miles of gathering lines and amine treating plant
Eagle Ford Shale	▶ Through early November, five of the largest producers in the Eagle Ford region had a combined 1.25 million net acres leased[2] ▶ Current processing economics make this rich shale play an attractive opportunity for gathering	▶ **Gathering** – Strategically-located gathering lines across South Texas in the Eagle Ford core area – Arranged processing and NGL takeaway capacity for our customers with several processing providers – Our volumes in South Texas increased by 43 MMBtu/d, or ~47%, from Q3 2008 to Q3 2009 and we expect South Texas volumes to further increase with the continued drilling of the Eagle Ford Shale
Marcellus Shale	▶ Through early November, more than 600 wells drilled in the Marcellus with IP results in the 5-10 MMcfe/d range in the northeast part of the play[3] ▶ Over 90 rigs are currently running with most of the drilling occurring in Pennsylvania where there are 61 horizontal and 22 vertical rigs active[3]	▶ **Compression** – Market will require significant HP over next few years providing growth opportunity – Contract pending and LOI signed with producer to move 10,000+ HP to region for field-level compression services

1 RBC Capital Markets, Haynesville-Lower Bossier Shale Weekly, November 19, 2009
2 RBC Capital Markets, Eagle Ford Shale Activity Update, November 9, 2009
3 RBC Capital Markets, Marcellus Shale Activity Update, November 12, 2009

BALANCED PORTFOLIO: Majority Fee-Based Portfolio

- Regency Management continues to focus on growing fee-based cash flows as a portion of Regency's Adjusted Segment Margin
- Only 3% of Adjusted Segment Margin is subject to commodity price fluctuations in 2009



2008
17%
19%
64%
FY 2009E
3%
28%
69%
FY 2010E[1]
5%
21%
74%
Fee Based
Hedged Commodity
Unhedged Commodity

1 Regency expects to execute additional hedges to bring our 2010 hedge percentages to 85% for NGL and condensate, and 75% for Natural Gas by the end of 2009

ENHANCED FINANCIAL STRENGTH: Financing Our Growth

REGENCY ENERGY PARTNERS

- **Regency equity capital raised since September 2009 is in excess of $273 million, which exceeds our previously-announced acquisition and growth capital projects**

Growth Projects	
Acquisition of 5% interest in Haynesville Joint Venture	$63 million
43% pro rata share of RIGS Red River Lateral	$20 million
Logansport Expansion Phase I	$47 million
Logansport Expansion Phase II	$40 million
Other 2010 growth projects (net)[1]	$90 million
Total Growth Capital	**$260 million**

1 Total "Other 2010 growth projects" of $90 million excludes $10 million of growth capital included in Logansport Expansion Phase I to be spent in 2010

RESULTS ORIENTED PHILOSOPHY: Delivering on promises

REGENCY ENERGY PARTNERS

- Achieved three solid quarters of performance year-to-date which positions Regency to meet previously-stated adjusted EBITDA guidance range for full-year 2009
- Implemented disciplined cost management measures across entire business
- Reduced total Regency HP requirements and improved overall compressor efficiency by upgrading to larger HP units
- Completed plant upgrade/turnaround at Tilden and Waha plants
- Diligently managing construction of Haynesville Expansion Project to ensure completion on-time and under budget
- Continue to identify and invest in attractive growth opportunities to expand on existing assets in several prolific shale plays

Relentless focus on execution

Industry Update

General Industry Trends – Drilling Activity

- The third quarter of 2009 saw US land rig counts increase by approximately 9% compared with the second quarter of 2009
- The rig count for the areas in which Regency operates increased by approximately 10% to 660 rigs at the end of the third quarter of 2009 and by another 11%, or 72 rigs, through November 16, 2009[1]

US Rig Drilling Trends[1]



# of Rigs
1200
1000
800
600
400
200
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09 2

Total US Land Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09[2]
1,976	2,139	2,306	2,160	1,338	932	1,016	1,136

Regency Operating Area Rig Drilling Trends[1]



# of Rigs
350
300
250
200
150
100
50
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09 2

Total Regency Operating Area Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09[2]
1,324	1,428	1,514	1,429	878	599	660	732

Management believes that current drilling levels remain insufficient to meet expected natural gas demand over the coming years

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, November 16, 2009 and Regency internal analysis
2 Q4 2009 data through November 16, 2009

General Industry Trends – Commodity Prices

- Gas prices stabilized during the third quarter of 2009
- WTI crude continued its rebound while NGL prices remained relatively flat during the third quarter of 2009

Gas Price Trends[1]


$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Price ($/bbl)
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
NYMEX
Houston Ship

Crude / NGL Price Trends[1]


$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Price ($/bbl)
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Propane
WTI Crude

The forward curves for natural gas and crude oil pricing suggest that natural gas will rebound to $5.04/MMBtu and crude will rebound to $83/bbl for full year 2010

1 Q4 2009 data through November 30, 2009

Historical Horsepower Growth vs. US Onshore Rig Count

- Despite a 52% decline in the US onshore gas rig count since September 2008, Regency's revenue generating horsepower has remained relatively flat over the same period

Revenue Generating Horsepower vs. US Onshore Gas Rig Count[1]



900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Horsepower
615,852
669,804
742,804
778,667
789,494
767,060
743,289
1000
900
800
700
600
500
400
300
200
100
0
Rig Count
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Regency Operating Horsepower
US Onshore Gas Rig Count

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, November 2, 2009 and Regency internal analysis

Haynesville Joint Venture and Regency Gathering Update

RIGS Haynesville Expansion Project

- The base project being constructed by Regency and the Haynesville Joint Venture adds 1.1 Bcf of capacity to the existing RIGS system with 46 miles of 36" pipe, 75 miles of 42" pipe and 15,545 HP of compression



Haynesville Shale
14,200 HP of compression at Elm Grove and Haughton Stations
21-mile¹, 36" Elm Grove Pipeline
25-mile¹, 36" Bienville Loop
75-mile¹, 42" Winnsboro Loop
Waskom Plant
Elm Grove Plant
Dubberly Plant
Lisbon Plant
Dubach Plant
Cass
Marion
Harrison
Panola
Rusk
Shelby
Nacogdoches
San Augustine
Angelina
Caddo
Bossier
De Soto
Webster
Bienville
Red River
Sabine
Natchitoches
Lincoln
Jackson
Winn
Grant
Ouachita
Morehouse
Richland
Caldwell
Franklin
La Salle
Catahoula
Concordia
Rapides
Vernon
Key Interconnects: Columbia Gulf, ANR, Trunkline and Tennessee Gas
0 5 10 20 Miles
Regency Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed Elm Grove 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in

RIGS Haynesville Expansion Project Construction Update

REGENCY ENERGY PARTNERS

36" Pipe Construction		
	Elm Grove Line	**Bienville Line**
► Construction	▪ 100% complete	▪ 100% complete

First receipt gas flowed into the completed 36" line in November

42" Pipe Construction	
► Construction	▪ Commenced in late June
► Clearing, grading, stringing and bending	▪ 100% Complete
► Welding, lowering-in and backfill	▪ Welding is 95% complete ▪ Lowering-in & backfill is 93% complete
► Clean-up	▪ 92% complete
► Road bores, HDD's and tie-in welds	▪ All road bores are complete ▪ 7 HDD's have been completed and the Big Creek HDD is underway ▪ Tie-in welds are 90% complete
► Hydro-testing, cleaning, drying, and tie-ins	▪ Planned for mid to late December
► Purge & pack	▪ Late December

On schedule to be under budget and in-service by year-end 2009

RIGS Red River Lateral

Regency is constructing the $47 million Red River Lateral, a pipeline extension to increase capacity on RIGS

- The expansion will add approximately 100,000 MMBtu/d of capacity to the current project, bringing total project capacity to approximately 1.2 Bcf/d
  - Project adds approximately 12.5 miles of 36-inch pipeline to the Haynesville Expansion Project and will reach further southwest to the west side of the Red River into Red River Parish, LA
  - Expansion will provide transport to potentially highest production area of Haynesville Shale



Haynesville Expansion Project
Louisiana
Texas
Louisiana
Regency Field Services
Elm Grove Pipeline
Bienville Loop
Winnsboro Loop
Red River Extension
Regency Field Services
CASS
MARION
HARRISON
CADDO
BOSSIER
WEBSTER
CLAIBORNE
UNION
MOREHOUSE
LINCOLN
OUACHITA
RICHLAND
BIENVILLE
JACKSON
RED RIVER
DE SOTO
PANOLA
NATCHITOCHES
WINN
CALDWELL
FRANKLIN
SHELBY
SABINE
GRANT
LA SALLE
1 inch equals 5 miles
0 5 10 20 Miles

Regency Gathering - Logansport Expansion Phase I

Regency is constructing the $47 million Logansport Expansion, an extension of the Nexus Gathering System in North Louisiana

- Transports gas gathered by Nexus Gathering System to a 300 MMcf/d interconnect with CenterPoint Energy Gas Transmission's Line CP
  - Adds approximately 450 - 485 MMcf/d of gathering capacity through construction of 17 miles of 24-inch pipeline
  - Project includes associated compression and dehydration facilities to the Nexus Gathering System



Cass
Marion
Harrison
Panola
Shelby
Nacogdoches
San Augustine
Angelina
Texas
Caddo
Bossier
Webster
Claiborne
Union
Morehouse
Lisbon Plant
Dubach Plant
Dubberly Plant
Lincoln
Elm Grove Plant
Bienville
Jackson
Ouachita
Richland
Louisiana
De Soto
Red River
Caldwell
Winn
Franklin
Natchitoches
Sabine
La Salle
Catahoula
Grant
Concordia
Vernon
Rapides
New Dehydration Facilities
Logansport Expansion
Nexus Gathering System
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20 Miles
REGENCY

Regency Gathering - Logansport Expansion Phase II

Regency is constructing the $40 million Logansport Expansion Phase II, which further increases Regency's asset base in Haynesville and provides an outlet for surrounding acreage in DeSoto Parish

- Includes installation of amine treating plant with capacity up to 300 MMcf/d at the compression and dehydration facility
- Expands interconnect capacity at Tennessee Gas Pipeline and Crosstex's LIG Pipeline System by an incremental 100 MMcf/d and 35 MMcf/d, respectively, for a combined incremental cost of approximately $2.1 million
- Adds approximately 15 miles of gathering lines



Logansport Expansion Phase 1 and 2
Caddo
Panola
Shelby
De Soto
Amine Plant
Regency Delivery Point
Logansport Phase 1
Logansport Phase 2
Regency Field Services LLC Logansport
0 1 2 4 Miles
REGENCY

Regency Presence in Haynesville - Summary

Haynesville Expansion Project[1]		
Projects Announced	**Description**	**Expected Completion**
Base Project	• Adds 1.1 Bcf/d of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 15,545 HP of compression	• 36" Pipeline: Complete • 42" Pipeline: Dec 2009
Red River Lateral	• $47 million pipeline extension to increase capacity on RIGS • Adds approximately 100,000 MMBtu/d of capacity, bringing total project capacity to ~1.2 Bcf/d	• January 2010
Logansport Expansion Phase I	• $47 million extension of Nexus Gathering System in North Louisiana • Provides gathering customers with additional high-value takeaway options in DeSoto Parish, LA and Shelby County, TX • Adds approximately 450 - 485 MMcf/d of gathering capacity through 17 miles of 24" pipeline as well as associated compression and dehydration facilities • Adds approximately 300 MMcf/d of new delivery interconnect capacity to CenterPoint's Line CP	• Second Quarter 2010
Logansport Expansion Phase II	• $40 million expansion to gather gas from dedicated acreage to Logansport Phase I CP Interconnect • Construction of amine treating plant with capacity up to 300 MMcf/d • Adds approximately 15 miles of gathering lines • Expands interconnect capacity at Tennessee Gas Pipeline and LIG by 100 MMcf/d and 35 MMcf/d, respectively, for a combined incremental cost of ~$2.1 million	• Second Quarter 2010

SUMMARY				
Invested Capital: $787 million	**Incremental Pipeline Capacity: 1.2 Bcf/d**	**Incremental Gathering Capacity: 450-485 MMcf/d**	**Incremental Takeaway Capacity: 435 MMcf/d**	**Treating Capacity: 300 MMcf/d**

1 The Haynesville Expansion Project, including the base project and Red River Lateral, is funded by the Haynesville Joint Venture, of which Regency currently owns 43%. The Logansport Expansion Phase I and Logansport Expansion Phase II are gathering projects not included in the Joint Venture and are funded and owned entirely by Regency.

Financial Review

Year-To-Date Performance

- Despite record rainfall and minimal expected 2009 EBITDA contribution from the Haynesville Expansion Project, management expects to be near the midpoint of the previously-stated $200 - $214 million adjusted EBITDA pro rata guidance range for 2009
  - On a combined basis, assuming 100% ownership of the Haynesville Joint Venture, management expects to be in the lower half of the previously-stated $220 - $240 million combined adjusted EBITDA guidance range for 2009[1]

2009 Outlook ($ in millions)		
	Nine Months Ended September 30, 2009 EBITDA	FY 2009 Estimated EBITDA
Combined Adjusted EBITDA	$166	$220 - $240
RIGS JV Adjustment[2]	($12)	($20) - ($26)
Adjusted EBITDA Post JV[3]	$154	$200 - $214

  - Maintained our distribution for the third quarter of 2009 at 44.5 cents, $1.78 on an annual basis
  - Regency intends to maintain our current distribution through the construction of the Haynesville project[4]

1 A one month early startup for the Haynesville Expansion Project was included in the high end of this range. Through September, we were on schedule to initiate an early startup; however, with the record high levels of rain in October, we currently do not anticipate an early startup, and as a result we expect full-year results to be in the lower half of our guidance range
2 JV adjustment will vary based on timing of project completion
3 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV close). Post closing assumes 38% EBITDA contribution through August 31, 2009 and 43% for September 1, 2009 through remainder of year
4 Distribution is set by the board of directors and is driven by the long-term sustainability of the business

Commodity Price Risk Management

- Regency has added a significant amount of 2010 and 2011 NGL hedges recently
- Regency expects to execute additional hedges to bring our 2010 hedge percentages to approximately 85% of NGLs and Condensate and 75% of Natural Gas by year-end
- By year-end 2009, Regency expects to hedge approximately 25% of NGL and Condensate exposure for Q1 through Q3 2011 and approximately 50% of natural gas exposure for Q1 and Q2 2011

Executed Hedges by Product:

	2009		2010		2011	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,920	$0.80	1,558	$0.52	656	$0.51
Propane	1,160	$1.10	1,037	$1.40	414	$1.00
Iso Butane	260	$1.69	255	$1.75	-	-
Normal Butane	500	$1.13	445	$1.76	279	$1.31
Natural Gasoline	560	$1.70	390	$2.32	157	$1.65
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$68.17	650	$121.30	160	$78.34
	MMbtu /d	Price ($/MMbtu)	MMbtu /d	Price ($/MMbtu)		
Natural Gas (MMbtu/d)	10,000	$6.69	5,000	$6.00	-	-

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Year-To-Date Accomplishments

Summary: 2009 Year-To-Date

Regency continues to execute on our strategic objectives

Obtain Scale In Business Segments

- Expanding presence and asset base in Haynesville Shale
  - $787 million in invested capital to date
  - Original project on budget and on schedule for year-end completion
  - Management continues to evaluate additional expansion opportunities
- Well-positioned for future growth in Eagle Ford Shale
  - Strong customer relationships with producers and strategically-located assets should provide additional gathering opportunities
- Exploring large-scale compression opportunities in Marcellus Shale with initial contract pending

Enhance Our Financial Strength

- Raised approximately $1 billion in capital in 2009
  - Joint Venture with Alinda and GE Energy Financial Services to co-develop Haynesville Expansion Project
  - $250 million of 9.375% senior unsecured notes due 2016
  - $80 million redeemable preferred units

Results Oriented Management Philosophy

- Despite continued low rig counts and weakness in commodity pricing, Regency has produced three solid quarters of performance with a year-to-date combined adjusted EBITDA of $166 million
- Implemented significant cost savings initiatives in compression business which has resulted in consistent performance in 2009 despite regional declines in HP usage
- Completed plant upgrade at Tilden Plant in South Texas

Balance Our Business Profile

- Implemented comprehensive hedging program to limit exposure to commodity price fluctuations
- Focus on increasing fee-based margins
  - FY 2008: 17% of Adjusted Segment Margin subject to commodity price fluctuations
  - FY 2009: 3% of Adjusted Segment Margin subject to commodity price fluctuations

Q&A

Appendix

Contract Compression Segment

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Contract Compression Segment			
Financial data:			
Segment margin	$ 34,085	$ 35,800	$ 36,980
Operating data:			
Revenue generating horsepower	743,289	767,060	789,494
Average horsepower per revenue generating compression unit	836	846	858

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 158,389	$ 172,389
Add (Deduct):		
Gain on asset sales	(133,389)	(133,389)
Gain from risk management activities	(11,000)	(11,000)
Depreciation and amortization	108,000	108,000
Interest expense	78,000	78,000
Adjusted EBITDA	$ 200,000	$ 214,000
Haynesville JV adjustment	(20,000)	(26,000)
Adjusted EBITDA post JV	$ 220,000	$ 240,000